SECOND QUARTER EARNINGS CALL PRESENTATION August 5 , 2009 Exhibit 99.1 th

RELATED TO FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, cash earnings and cash earnings per diluted share, and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.
Actual results may differ materially from those contemplated by forward-looking statements.  National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended
December 31, 2008, filed on February 13, 2009, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO NON-GAAP FINANCIAL INFORMATION
The Company analyzes its performance using historical and forward-looking non-
GAAP measures called cash earnings and cash earnings per diluted share and percentages or calculations using these measures.  The Company believes these non-
GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the quarter ended June 30, 2009, which is available on the Investor Relations section of the Company’s Web site at
www.nfp.com.

RECONCILIATION: NET INCOME TO CASH EARNINGS
(Dollars in thousands, except per share data)
(1) Prior periods presented have been retrospectively adjusted for the adoption of FASB Staff Position APB 14-1, "Accounting for Convertible Debt
Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1") on January 1, 2009.
(2) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of FSP APB 14-1. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(3) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(4) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
1.06 $ 1.20 $ 0.62 $ 0.61 $ Cash earnings per share - diluted (2)(4)
0.40 — — — Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (3)
0.08 0.07 0.04 0.04 Non-cash interest, net of tax (1)
) (2.13) (0.04) (0.02) (0.02 Tax benefit of impairment of goodwill and intangible assets
14.56 0.12 0.07 0.07 Impairment of goodwill and intangible assets
0.17 0.15 0.08 0.08 Depreciation
0.45 0.47 0.21 0.24 Amortization of intangibles
) (12.48 $ 0.42 $ 0.23 $ 0.22 $ GAAP net income (loss) per share - diluted (1)
44,490 $ 49,269 $ 26,408 $ 25,131 $ Cash earnings (2)
3,289 2,988 1,732 1,514 Non-cash interest, net of tax (1)
) (89,048) (1,789) (902) (937 Tax benefit of impairment of goodwill and intangible assets
610,232 5,028 2,895 2,848 Impairment of goodwill and intangible assets
7,024 6,209 3,484 3,155 Depreciation
18,770 19,416 9,177 9,665 Amortization of intangibles
) (505,777 $ 17,417 $ 10,022 $ 8,886 $ GAAP net income (loss) (1)
6 mos. ’09 6 mos. ’08 Q2 2009 Q2 2008

5 NFP: SECOND QUARTER EARNINGS CONFERENCE CALL JESSICA BIBLIOWICZ Chief Executive Officer

SECOND QUARTER 2009 HIGHLIGHTS
Aggressively managing costs
Using solid cash flow to significantly reduce debt
Cash earnings per share of $0.62 for the quarter
Excluding key-person life insurance proceeds, cash earnings per share was $0.49
Organic gross margin declined 22.1% driven by an organic revenue decline of 21.9%
Revenue decline concentrated in life insurance businesses
Group benefits revenue, NFP’s largest product line, grew slightly
Gross margin percentage remained stable quarter-over-quarter
18.1% in Q2 2009 vs. 18.2% in Q2 2008
Improvement in results from the first to second quarters of 2009
Cash earnings per share, excluding key-person life insurance proceeds, grew 11%
Gross margin grew 10%
Revenue increased 3%

EXECUTING ON KEY OBJECTIVES
Reducing firm level operating expenses
Total operating expenses declined 9.2% quarter-over-quarter
Organic operating expenses declined 6.2% quarter-over-quarter
Corporate expense reductions
Declined 24.7% quarter-over-quarter
Expect 12% decline in second half of 2009
Using solid cash flow to reduce debt outstanding
Reduced amount outstanding under credit facility by $33 million or more than 20% in the second quarter
Paid down an additional $10 million in July 2009

FIRM PERFORMANCE RELATIVE TO BASE & TARGET
(only includes firms that were part of NFP for at least 12 months)
23%
20%
57%
67%
25%
31%
44%
61%
0%
15%
30%
45%
60%
75%
Base Deficit Gap Bonus Within 85%
or above
Target
Q2 2008 Q2 2009
Indicative of challenging market conditions
* Trailing twelve months

9 NFP: SECOND QUARTER EARNINGS CONFERENCE CALL DONNA BLANK Chief Financial Officer

Operating cash flow of $34 million in the second quarter
CASH FLOW & CREDIT FACILITY
$174
$169
$173
$148 $148
$115
$105
$0
$50
$100
$150
$200
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 7/31/2009
Priority remains using solid cash flow to reduce debt
Total Credit Facility Outstanding

Q2 2008 Organic
Revenue
Life Insurance
Change
Group Benefits
Change
Other Change Q2 2009 Organic
Revenue
COMPONENTS OF ORGANIC REVENUE CHANGE
(1) Includes retail life, life brokerage and settlements brokerage firms.
(2) Includes executive benefits, financial advisory and diversified firms as well as eliminations.
Organic Revenue Growth/Decline By Category
(1)
Decline concentrated in life insurance businesses
Group benefits stable
(2)
(Chart is not to scale)
$215.2 $(38.6)
$0.5 $(9.0)
$168.1

STABLE GROSS MARGIN PERCENTAGE
Variable
components of cost
structure
& operating
expense
decline
drove stable gross margin %
18.2% 18.1%
34.9%
40.7%
46.9%
41.2%
0%
20%
40%
60%
80%
100%
Q2 2008 Q2 2009
Components of Revenue
Operating Expenses
Gross Margin
Variable Costs (Commission
Expense & Management Fees)

-5%
-10%
-15%
-20%
-25%
-30%
Q3 2008
Q4 2008
Q1 2009
Q2 2009

Q2 2009 OPERATING LEVERAGE
(1) Operating margin is gross margin less general and administrative expense
% Change in Key Metrics
Operating margin declined slightly less than revenue highlighting positive impact of expense initiatives in declining revenue environment
Revenue
Gross Margin
Operating Margin
(1)

14 NFP: SECOND QUARTER EARNINGS CONFERENCE CALL DOUG HAMMOND Chief Operating Officer

STRONG PROGRESS IN REDUCING EXPENSES
-7%
-4%
-1%
2%
5%
8%
11%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
-10%
0%
10%
20%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
Total Operating Expenses: Period-Over-Period Percentage Growth/Decline
Organic Operating Expenses: Period-Over-Period Percentage Growth/Decline

Q2 2009: REVENUE BY PRODUCT PERFORMANCE
1%
-24%
-22%
-17%
1%
-17%
-23%
-14%
Group Benefits Executive Benefits Financial Advisory Diversified
Non-Life Insurance
Life Insurance
Organic Revenue & Net Revenue Growth By Product: Q2 2009
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.
-53%
-24%
-62%
-51%
-11%
-49%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue

YTD 2009: REVENUE BY PRODUCT PERFORMANCE
-2%
-16%
-20%
-14%
-2%
-15%
-21%
-13%
Group Benefits Executive Benefits Financial Advisory Diversified
Non-Life Insurance
Life Insurance
Organic Revenue & Net Revenue Growth By Product: YTD 2009
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.
-48%
-28%
-65%
-60%
-17%
-44%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue

BUSINESS MIX
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the four categories are excluded. These calculations exclude NFPSI & NFPISI and intercompany eliminations.
Retail Life Insurance
Life Insurance Brokerage
Benefits
Financial Advisory
YTD & SECOND QUARTER 2009 BUSINESS MIX
YTD'08 Firm Revenue by Product
22%
28%
10%
40%
Q2'08 Firm Revenue by Product
23%
29%
10%
38%
Q2'09 Firm Revenue by Product
25%
52%
10%
13%
YTD'09 Firm Revenue by Product
23%
53%
11%
13%